UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22294

Western Asset Investment Grade Defined Opportunity Trust Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY		10018
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-888-777-0102

Date of fiscal year end:	November 30

Date of reporting period:	February 29, 2012

ITEM 1.                  SCHEDULE OF INVESTMENTS.

WESTERN ASSET INVESTMENT GRADE

DEFINED OPPORTUNITY TRUST INC.

FORM N-Q

FEBRUARY 29, 2012

WESTERN ASSET INVESTMENT GRADE DEFINED OPPORTUNITY TRUST INC.

Schedule of investments (unaudited)

February 29, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CORPORATE BONDS & NOTES — 91.3%
CONSUMER DISCRETIONARY — 9.3%
Automobiles — 0.5%
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	$1,000,000	$1,264,943
Hotels, Restaurants & Leisure — 0.7%
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	1,250,000	1,375,000
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	320,000	372,800
Total Hotels, Restaurants & Leisure				1,747,800
Media — 6.9%
Comcast Corp., Bonds	6.400%	5/15/38	2,500,000	3,119,972
Comcast Corp., Senior Notes	5.700%	7/1/19	1,500,000	1,788,089
DISH DBS Corp., Senior Notes	7.875%	9/1/19	1,250,000	1,475,000
Globo Communicacoes e Participacoes SA, Bonds	7.250%	4/26/22	1,000,000	1,060,000	(a)
Interpublic Group of Cos. Inc., Senior Notes	4.000%	3/15/22	270,000	269,068
News America Inc., Senior Notes	6.650%	11/15/37	2,400,000	2,934,331
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	11.500%	5/1/16	340,000	395,250
Time Warner Cable Inc., Debentures	7.300%	7/1/38	500,000	644,679
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	1,100,000	1,456,965
United Business Media Ltd., Notes	5.750%	11/3/20	830,000	821,464	(a)
WPP Finance 2010, Senior Notes	4.750%	11/21/21	870,000	929,112	(a)
WPP Finance UK, Senior Notes	8.000%	9/15/14	1,000,000	1,155,601
Total Media				16,049,531
Specialty Retail — 0.7%
American Greetings Corp., Senior Notes	7.375%	12/1/21	280,000	290,500
Gap Inc., Senior Notes	5.950%	4/12/21	1,240,000	1,245,791
Total Specialty Retail				1,536,291
Textiles, Apparel & Luxury Goods — 0.5%
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	1,000,000	1,093,750
TOTAL CONSUMER DISCRETIONARY				21,692,315
CONSUMER STAPLES — 4.9%
Beverages — 1.3%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	7.750%	1/15/19	450,000	593,357
Pernod-Ricard SA, Senior Bonds	5.750%	4/7/21	890,000	1,013,345	(a)
Pernod-Ricard SA, Senior Notes	5.500%	1/15/42	1,180,000	1,263,819	(a)
Total Beverages				2,870,521
Food & Staples Retailing — 0.3%
CVS Caremark Corp., Senior Notes	6.600%	3/15/19	600,000	753,154
Food Products — 0.9%
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	1,030,000	1,202,913
Smithfield Foods Inc., Senior Secured Notes	10.000%	7/15/14	801,000	943,178
Total Food Products				2,146,091
Tobacco — 2.4%
Altria Group Inc., Senior Notes	9.250%	8/6/19	1,000,000	1,369,517
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	540,000	676,964
Lorillard Tobacco Co., Senior Notes	8.125%	5/1/40	470,000	578,207
Lorillard Tobacco Co., Senior Notes	7.000%	8/4/41	510,000	568,057
Reynolds American Inc., Senior Secured Notes	7.625%	6/1/16	2,000,000	2,414,194
Total Tobacco				5,606,939
TOTAL CONSUMER STAPLES				11,376,705
ENERGY — 12.7%
Oil, Gas & Consumable Fuels — 12.7%
Anadarko Petroleum Corp., Senior Notes	5.950%	9/15/16	340,000	394,023
Apache Corp., Senior Notes	5.100%	9/1/40	140,000	164,266

See Notes to Schedule of Investments.

WESTERN ASSET INVESTMENT GRADE DEFINED OPPORTUNITY TRUST INC.

Schedule of investments (unaudited) (cont’d)

February 29, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Oil, Gas & Consumable Fuels — continued
Apache Corp., Senior Notes	5.250%	2/1/42	$160,000	$191,945
Arch Coal Inc., Senior Notes	7.000%	6/15/19	440,000	442,200	(a)
ConocoPhillips, Notes	6.500%	2/1/39	1,500,000	2,128,012
DCP Midstream LLC, Senior Notes	9.750%	3/15/19	1,000,000	1,299,118	(a)
Devon Financing Corp. ULC, Debentures	7.875%	9/30/31	1,080,000	1,558,622
Enterprise Products Operating LP, Senior Notes	9.750%	1/31/14	2,000,000	2,301,110
EOG Resources Inc., Senior Notes	6.875%	10/1/18	800,000	1,002,624
Hess Corp., Notes	8.125%	2/15/19	1,400,000	1,825,200
Hess Corp., Notes	7.875%	10/1/29	440,000	609,274
Hess Corp., Senior Bonds	6.000%	1/15/40	520,000	632,995
Kerr-McGee Corp., Notes	6.950%	7/1/24	1,320,000	1,631,449
Kerr-McGee Corp., Notes	7.875%	9/15/31	830,000	1,106,819
Kinder Morgan Energy Partners LP, Senior Notes	5.950%	2/15/18	800,000	953,515
Noble Energy Inc., Senior Notes	6.000%	3/1/41	660,000	788,316
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	1,000,000	1,150,000
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	1,109,000	1,225,445
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	2,490,000	2,905,158
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	250,000	275,450
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	1,000,000	1,070,000
Shell International Finance BV, Senior Notes	6.375%	12/15/38	1,500,000	2,108,049
TNK-BP Finance SA, Senior Notes	7.500%	3/13/13	870,000	920,460	(a)
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	5.400%	8/15/41	10,000	10,929	(a)
Valero Energy Corp., Senior Notes	9.375%	3/15/19	700,000	931,964
Williams Cos. Inc., Notes	7.875%	9/1/21	952,000	1,204,503
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	62,000	75,855
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	148,000	198,093
Williams Partners LP, Senior Notes	5.250%	3/15/20	460,000	520,310
TOTAL ENERGY				29,625,704
FINANCIALS — 32.2%
Capital Markets — 8.2%
Bear Stearns Cos. LLC, Senior Notes	7.250%	2/1/18	1,570,000	1,900,125
Credit Suisse New York, Senior Notes	5.300%	8/13/19	560,000	597,812
GFI Group Inc., Senior Notes	8.375%	7/19/18	810,000	771,525
Goldman Sachs Group Inc., Senior Notes	5.950%	1/18/18	4,250,000	4,598,661
Goldman Sachs Group Inc., Senior Notes	7.500%	2/15/19	500,000	569,981
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	470,000	482,404
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	870,000	873,024
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	2,550,000	2,641,481
Merrill Lynch & Co. Inc., Notes	6.875%	4/25/18	990,000	1,078,825
Morgan Stanley, Medium-Term Notes	6.625%	4/1/18	1,750,000	1,857,784
Morgan Stanley, Senior Notes	5.500%	1/26/20	1,950,000	1,915,417
Morgan Stanley, Senior Notes	5.500%	7/24/20	200,000	197,323
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	1,330,000	1,415,510
UBS AG Stamford CT, Senior Notes	4.875%	8/4/20	250,000	260,193
Total Capital Markets				19,160,065
Commercial Banks — 7.0%
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	240,000	242,100	(a)
BankAmerica Institutional Capital B, Junior Subordinated Bonds	7.700%	12/31/26	250,000	244,063	(a)
BBVA US Senior SAU, Senior Notes	3.250%	5/16/14	400,000	393,932
CIT Group Inc., Secured Notes	5.250%	4/1/14	630,000	647,325	(a)
CIT Group Inc., Secured Notes	6.625%	4/1/18	480,000	520,800	(a)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Senior Notes	5.250%	5/24/41	310,000	328,888
ING Bank NV, Notes	3.750%	3/7/17	600,000	596,916	(a)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	2,020,000	1,927,423	(a)
Intesa Sanpaolo SpA, Senior Notes	6.500%	2/24/21	330,000	313,541	(a)
Lloyds TSB Bank PLC, Senior Notes	6.375%	1/21/21	80,000	87,133
NB Capital Trust IV, Junior Subordinated Notes	8.250%	4/15/27	1,030,000	1,049,313
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	870,000	838,286	(a)

See Notes to Schedule of Investments.

WESTERN ASSET INVESTMENT GRADE DEFINED OPPORTUNITY TRUST INC.

Schedule of investments (unaudited) (cont’d)

February 29, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Commercial Banks — continued
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	$1,170,000	$1,229,438
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	11/12/13	120,000	119,964
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	870,000	854,036
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	700,000	679,127	(a)
Societe Generale, Senior Notes	5.200%	4/15/21	430,000	416,624	(a)
U.S. Bancorp, Senior Notes	3.000%	3/15/22	360,000	361,480
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	4/20/12	270,000	248,400	(b)(c)
Wachovia Corp., Senior Notes	5.750%	2/1/18	4,400,000	5,112,272
Total Commercial Banks				16,211,061
Consumer Finance — 3.7%
Ally Financial Inc., Senior Notes	8.000%	3/15/20	1,500,000	1,702,500
American Express Co., Senior Notes	8.125%	5/20/19	2,760,000	3,659,639
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	1,620,000	1,736,574
SLM Corp., Senior Notes	7.250%	1/25/22	1,430,000	1,513,114
Total Consumer Finance				8,611,827
Diversified Financial Services — 9.7%
Bank of America Corp., Senior Notes	7.625%	6/1/19	2,760,000	3,125,016
Bank of America Corp., Senior Notes	5.625%	7/1/20	180,000	187,047
Bank of America Corp., Senior Notes	5.875%	2/7/42	810,000	810,863
Citigroup Inc., Senior Notes	6.375%	8/12/14	300,000	325,626
Citigroup Inc., Senior Notes	6.000%	8/15/17	2,250,000	2,508,885
Citigroup Inc., Senior Notes	8.500%	5/22/19	500,000	621,217
Citigroup Inc., Senior Notes	6.875%	3/5/38	2,000,000	2,354,108
Citigroup Inc., Senior Notes	8.125%	7/15/39	1,350,000	1,769,388
Citigroup Inc., Senior Notes	5.875%	1/30/42	410,000	438,258
General Electric Capital Corp., Notes	5.300%	2/11/21	890,000	982,356
General Electric Capital Corp., Senior Notes	6.000%	8/7/19	790,000	923,038
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	2,540,000	3,145,930
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	810,000	921,375
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	220,000	223,370
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	330,000	368,779
International Lease Finance Corp., Senior Secured Notes	6.500%	9/1/14	130,000	139,100	(a)
International Lease Finance Corp., Senior Secured Notes	6.750%	9/1/16	670,000	735,325	(a)
International Lease Finance Corp., Senior Secured Notes	7.125%	9/1/18	1,030,000	1,158,750	(a)
JPMorgan Chase & Co., Senior Notes	6.400%	5/15/38	1,500,000	1,802,919
Total Diversified Financial Services				22,541,350
Insurance — 3.1%
American International Group Inc., Senior Notes	4.875%	9/15/16	600,000	631,693
American International Group Inc., Senior Notes	6.400%	12/15/20	1,500,000	1,675,604
Delphi Financial Group Inc., Senior Notes	7.875%	1/31/20	290,000	344,862
ING Capital Funding Trust III, Junior Subordinated Bonds	4.179%	6/30/12	410,000	345,912	(b)(c)
MetLife Inc., Senior Notes	6.817%	8/15/18	1,300,000	1,593,046
Nationwide Mutual Insurance Co., Notes	9.375%	8/15/39	520,000	669,146	(a)
Teachers Insurance & Annuity Association of America - College Retirement Equity Fund, Notes	6.850%	12/16/39	1,050,000	1,376,894	(a)
Travelers Cos. Inc., Senior Notes	6.250%	6/15/37	400,000	515,298
Total Insurance				7,152,455
Real Estate Investment Trusts (REITs) — 0.4%
Ventas Realty LP/Ventas Capital Corp., Senior Notes	4.250%	3/1/22	250,000	248,940
WEA Finance LLC/WT Finance Aust Pty. Ltd., Senior Notes	6.750%	9/2/19	580,000	680,241	(a)
Total Real Estate Investment Trusts (REITs)				929,181

See Notes to Schedule of Investments.

WESTERN ASSET INVESTMENT GRADE DEFINED OPPORTUNITY TRUST INC.

Schedule of investments (unaudited) (cont’d)

February 29, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Thrifts & Mortgage Finance — 0.1%
Santander Holdings USA Inc., Senior Notes	4.625%	4/19/16	$270,000	$267,741
TOTAL FINANCIALS				74,873,680
HEALTH CARE — 5.2%
Biotechnology — 0.7%
Amgen Inc., Senior Notes	5.150%	11/15/41	1,020,000	1,071,614
Gilead Sciences Inc., Senior Notes	5.650%	12/1/41	600,000	668,796
Total Biotechnology				1,740,410
Health Care Equipment & Supplies — 0.5%
Biomet Inc., Senior Toggle Notes	10.375%	10/15/17	1,000,000	1,093,750	(d)
Health Care Providers & Services — 3.0%
CIGNA Corp., Senior Notes	4.500%	3/15/21	470,000	498,926
Highmark Inc., Senior Notes	4.750%	5/15/21	570,000	584,398	(a)
Humana Inc., Senior Notes	6.450%	6/1/16	1,000,000	1,134,177
Humana Inc., Senior Notes	7.200%	6/15/18	1,000,000	1,208,092
InVentiv Health Inc., Senior Notes	10.000%	8/15/18	580,000	530,700	(a)
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	1,000,000	1,170,000
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	430,000	492,350
WellPoint Inc., Notes	5.250%	1/15/16	1,200,000	1,357,082
Total Health Care Providers & Services				6,975,725
Pharmaceuticals — 1.0%
Pfizer Inc., Senior Notes	7.200%	3/15/39	560,000	847,313
Wyeth, Notes	5.950%	4/1/37	1,100,000	1,444,457
Total Pharmaceuticals				2,291,770
TOTAL HEALTH CARE				12,101,655
INDUSTRIALS — 4.4%
Aerospace & Defense — 0.8%
Exelis Inc., Senior Notes	5.550%	10/1/21	1,635,000	1,711,284	(a)
L-3 Communications Corp., Senior Subordinated Notes	6.375%	10/15/15	217,000	222,425
Total Aerospace & Defense				1,933,709
Air Freight & Logistics — 0.4%
United Parcel Service Inc., Senior Notes	6.200%	1/15/38	700,000	955,517
Airlines — 1.7%
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	368,819	390,948
Continental Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	226,989	243,446
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	7.250%	11/10/19	750,756	833,339
Delta Air Lines, Pass-Through Trust, Senior Secured Notes	7.750%	12/17/19	728,114	822,768
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	190,229	193,082
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	480,000	507,600	(a)
United Air Lines Inc., Senior Secured Notes	12.000%	11/1/13	570,000	607,050	(a)
United Airlines, Pass-Through Trust, Pass-Through Certificates, Secured Notes	9.750%	1/15/17	208,722	238,986
United Airlines, Pass-Through Trust, Senior Secured Notes	10.400%	11/1/16	168,928	192,579
Total Airlines				4,029,798
Commercial Services & Supplies — 0.6%
Republic Services Inc., Senior Notes	5.500%	9/15/19	220,000	254,374
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Secured Notes	10.000%	7/15/17	1,000,000	1,165,000	(a)
Total Commercial Services & Supplies				1,419,374
Machinery — 0.1%
Valmont Industries Inc., Senior Notes	6.625%	4/20/20	180,000	210,423

See Notes to Schedule of Investments.

WESTERN ASSET INVESTMENT GRADE DEFINED OPPORTUNITY TRUST INC.

Schedule of investments (unaudited) (cont’d)

February 29, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Road & Rail — 0.8%
Burlington Northern Santa Fe LLC, Senior Notes	4.400%	3/15/42	$1,010,000	$1,000,499
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	650,000	760,500
Total Road & Rail				1,760,999
TOTAL INDUSTRIALS				10,309,820
INFORMATION TECHNOLOGY — 0.4%
IT Services — 0.2%
Mantech International Corp., Senior Notes	7.250%	4/15/18	540,000	565,650
Semiconductors & Semiconductor Equipment — 0.2%
National Semiconductor Corp., Senior Notes	6.600%	6/15/17	360,000	446,618
TOTAL INFORMATION TECHNOLOGY				1,012,268
MATERIALS — 7.9%
Chemicals — 0.4%
Ecolab Inc., Senior Notes	5.500%	12/8/41	260,000	307,811
Potash Corp. of Saskatchewan Inc., Senior Notes	5.625%	12/1/40	530,000	667,055
Total Chemicals				974,866
Containers & Packaging — 1.3%
Ball Corp., Senior Notes	6.625%	3/15/18	180,000	185,400
Rock-Tenn Co., Senior Notes	4.450%	3/1/19	810,000	824,393	(a)
Rock-Tenn Co., Senior Notes	4.900%	3/1/22	640,000	652,545	(a)
Solo Cup Co., Senior Secured Notes	10.500%	11/1/13	1,300,000	1,321,125
Total Containers & Packaging				2,983,463
Metals & Mining — 5.1%
Cliffs Natural Resources Inc., Senior Notes	4.875%	4/1/21	620,000	663,256
Cliffs Natural Resources Inc., Senior Notes	6.250%	10/1/40	160,000	174,561
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	2,360,000	2,470,451
Freeport-McMoRan Copper & Gold Inc., Senior Notes	3.550%	3/1/22	750,000	747,974
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	2,000,000	2,762,480
Southern Copper Corp., Senior Notes	5.375%	4/16/20	260,000	289,862
Vale Overseas Ltd., Notes	6.875%	11/21/36	2,100,000	2,585,692
Xstrata Canada Financial Corp., Senior Notes	4.950%	11/15/21	620,000	670,951	(a)
Xstrata Finance Canada Ltd., Senior Bonds	5.800%	11/15/16	1,200,000	1,357,278	(a)
Total Metals & Mining				11,722,505
Paper & Forest Products — 1.1%
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	500,000	303,750	(e)
PE Paper Escrow GmbH, Senior Secured Notes	12.000%	8/1/14	1,030,000	1,127,850	(a)
Verso Paper Holdings LLC, Senior Secured Notes	11.500%	7/1/14	1,170,000	1,199,250
Total Paper & Forest Products				2,630,850
TOTAL MATERIALS				18,311,684
TELECOMMUNICATION SERVICES — 7.3%
Diversified Telecommunication Services — 4.7%
AT&T Inc., Global Notes	5.600%	5/15/18	1,500,000	1,793,775
AT&T Inc., Global Notes	6.550%	2/15/39	250,000	319,932
AT&T Inc., Senior Notes	5.550%	8/15/41	1,060,000	1,248,924
British Telecommunications PLC, Bonds	9.875%	12/15/30	2,000,000	3,050,294
Deutsche Telekom International Finance BV, Notes	4.875%	3/6/42	400,000	394,906	(a)
Embarq Corp., Notes	7.995%	6/1/36	1,500,000	1,607,234
Koninklijke KPN NV, Senior Notes	8.375%	10/1/30	330,000	434,553
Telecom Italia Capital SA, Senior Notes	7.721%	6/4/38	1,000,000	950,000
Telefonica Emisiones SAU, Senior Notes	5.877%	7/15/19	400,000	417,550
Verizon Communications Inc., Senior Notes	8.950%	3/1/39	430,000	683,984
Total Diversified Telecommunication Services				10,901,152
Wireless Telecommunication Services — 2.6%
America Movil SAB de CV, Senior Notes	6.125%	3/30/40	1,400,000	1,697,841

See Notes to Schedule of Investments.

WESTERN ASSET INVESTMENT GRADE DEFINED OPPORTUNITY TRUST INC.

Schedule of investments (unaudited) (cont’d)

February 29, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Wireless Telecommunication Services — continued
Cellco Partnership/Verizon Wireless Capital LLC, Senior Notes	8.500%	11/15/18	$2,000,000	$2,780,238
Rogers Communications Inc., Senior Notes	6.800%	8/15/18	1,000,000	1,265,345
Sprint Nextel Corp., Senior Notes	9.000%	11/15/18	280,000	312,900	(a)
Total Wireless Telecommunication Services				6,056,324
TOTAL TELECOMMUNICATION SERVICES				16,957,476
UTILITIES — 7.0%
Electric Utilities — 5.3%
Commonwealth Edison Co., First Mortgage Bonds	5.800%	3/15/18	600,000	711,995
Commonwealth Edison Co., First Mortgage Bonds	6.450%	1/15/38	600,000	810,860
FirstEnergy Corp., Notes	7.375%	11/15/31	2,230,000	2,853,267
IPALCO Enterprises Inc., Senior Secured Notes	7.250%	4/1/16	1,030,000	1,148,450	(a)
MidAmerican Energy Holdings Co., Bonds	6.125%	4/1/36	1,000,000	1,244,687
MidAmerican Energy Holdings Co., Senior Notes	5.750%	4/1/18	1,000,000	1,188,223
Pacific Gas & Electric Co., Senior Notes	8.250%	10/15/18	600,000	798,215
Pacific Gas & Electric Co., Senior Notes	5.800%	3/1/37	820,000	1,013,477
Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes	9.681%	7/2/26	2,000,000	1,865,000
Virginia Electric and Power Co., Senior Notes	8.875%	11/15/38	500,000	831,419
Total Electric Utilities				12,465,593
Gas Utilities — 0.8%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	1,500,000	1,888,371
Independent Power Producers & Energy Traders — 0.6%
AES Corp., Senior Notes	8.000%	6/1/20	1,100,000	1,295,250
Multi-Utilities — 0.3%
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	500,000	675,284
TOTAL UTILITIES				16,324,498
TOTAL CORPORATE BONDS & NOTES (Cost — $186,375,478)				212,585,805
COLLATERALIZED SENIOR LOANS — 2.2%
CONSUMER DISCRETIONARY — 0.8%
Hotels, Restaurants & Leisure — 0.4%
CCM Merger Inc., New Term Loan B	7.000%	3/1/17	910,295	912,855	(f)
Media — 0.4%
Cengage Learning Acquisitions Inc., Term Loan	2.490%	7/3/14	974,555	906,269	(f)
TOTAL CONSUMER DISCRETIONARY				1,819,124
HEALTH CARE — 0.4%
Health Care Equipment & Supplies — 0.4%
Fenwal Inc., First Lien Term Loan	2.494 - 2.739%	2/28/14	968,055	949,904	(f)
INDUSTRIALS — 0.4%
Commercial Services & Supplies — 0.4%
Nielsen Finance LLC, Term Loan B	4.007%	5/2/16	972,688	970,620	(f)
INFORMATION TECHNOLOGY — 0.4%
IT Services — 0.4%
First Data Corp., Term Loan B	4.245%	3/23/18	401,246	361,039	(f)
First Data Corp., Term Loan B2	2.995%	9/24/14	486,648	466,665	(f)
TOTAL INFORMATION TECHNOLOGY				827,704
UTILITIES — 0.2%
Electric Utilities — 0.2%
Texas Competitive Electric Holdings Co. LLC, Term Loan	4.757%	10/10/17	944,308	529,206	(f)
TOTAL COLLATERALIZED SENIOR LOANS (Cost — $5,087,307)				5,096,558

See Notes to Schedule of Investments.

WESTERN ASSET INVESTMENT GRADE DEFINED OPPORTUNITY TRUST INC.

Schedule of investments (unaudited) (cont’d)

February 29, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
MUNICIPAL BONDS — 0.5%
Illinois — 0.5%
Illinois State, GO	5.665%	3/1/18	$530,000	$580,716
Illinois State, GO	5.877%	3/1/19	530,000	587,404
TOTAL MUNICIPAL BONDS (Cost — $1,060,000)				1,168,120
SOVEREIGN BONDS — 0.9%
Russia — 0.9%
RSHB Capital, Loan Participation Notes, Senior Secured Notes	9.000%	6/11/14	1,000,000	1,110,000	(a)
Russian Foreign Bond - Eurobond, Senior Bonds	7.500%	3/31/30	835,000	997,825	(a)
TOTAL SOVEREIGN BONDS (Cost — $1,852,888)				2,107,825
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 1.2%
U.S. Government Obligations — 1.2%
U.S. Treasury Notes	0.250%	1/31/14	100,000	99,926
U.S. Treasury Notes	2.000%	11/15/21	2,440,000	2,452,581
U.S. Treasury Notes	2.000%	2/15/22	340,000	340,740
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $2,881,386)				2,893,247

			SHARES
CONVERTIBLE PREFERRED STOCKS — 0.3%
FINANCIALS — 0.3%
Citigroup Inc. (Cost - $888,750)	7.500%		7,500	742,875
PREFERRED STOCKS — 1.6%
FINANCIALS — 1.6%
Commercial Banks — 0.1%
Santander Finance Preferred SA Unipersonal	10.500%		7,725	218,231
Consumer Finance — 1.0%
GMAC Capital Trust I	8.125%		98,600	2,315,128	(b)
Diversified Financial Services — 0.5%
Citigroup Capital XIII	7.875%		39,950	1,080,648	(b)
TOTAL PREFERRED STOCKS (Cost — $3,639,635)				3,614,007
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $201,785,444)				228,208,437

			FACE AMOUNT
SHORT-TERM INVESTMENTS — 0.5%
Repurchase Agreements — 0.5%
Goldman Sachs & Co. repurchase agreement dated 2/29/12; Proceeds at maturity - $1,100,005; (Fully collateralized by U.S. government agency obligations, 2.240% due 7/6/15; Market value - $1,126,150) (Cost - $1,100,000)	0.150%	3/1/12	$1,100,000	1,100,000
TOTAL INVESTMENTS — 98.5% (Cost — $202,885,444#)				229,308,437
Other Assets in Excess of Liabilities — 1.5%				3,539,675
TOTAL NET ASSETS — 100.0%				$232,848,112

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(c)	Security has no maturity date. The date shown represents the next call date.
(d)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(e)	The coupon payment on these securities is currently in default as of February 29, 2012.

See Notes to Schedule of Investments.

WESTERN ASSET INVESTMENT GRADE DEFINED OPPORTUNITY TRUST INC.

Schedule of investments (unaudited) (cont’d)

February 29, 2012

(f)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
	GO	- General Obligation

See Notes to Schedule of Investments.

Notes to schedule of investments (unaudited)

1. Organization and significant accounting policies

Western Asset Investment Grade Defined Opportunity Trust Inc. (the “Fund”) was incorporated in Maryland on April 24, 2009 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide current income and then to liquidate and distribute substantially all of the Fund’s net assets to stockholders on or about December 2, 2024. As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance the Fund will achieve its investment objectives.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation.  The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$212,585,805	—	$212,585,805
Collateralized senior loans	—	5,096,558	—	5,096,558
Municipal bonds	—	1,168,120	—	1,168,120
Sovereign bonds	—	2,107,825	—	2,107,825
U.S. Government & agency obligations	—	2,893,247	—	2,893,247
Convertible preferred stocks	$742,875	—	—	742,875
Preferred stocks	3,614,007	—	—	3,614,007
Total long-term investments	$4,356,882	$223,851,555	—	$228,208,437
Short-term investments†	—	1,100,000	—	1,100,000
Total investments	$4,356,882	$224,951,555	—	$229,308,437
Other financial instruments:
Futures contracts	$47,661	—	—	$47,661
Total	$4,404,543	$224,951,555	—	$229,356,098

Notes to schedule of investments (unaudited) (continued)

LIABILITIES

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Futures contracts	$35,131	—	—	$35,131
Forward foreign currency contracts	—	$28,227	—	28,227
Total	$35,131	$28,227	—	$63,358

†See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Notes to schedule of investments (unaudited) (continued)

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount.

As of February 29, 2012, the Fund did not hold any credit default swaps to sell protection.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage.  CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Notes to schedule of investments (unaudited) (continued)

(f) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(g) Credit and market risk.  The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(h) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features.  The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time.  If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of February 29, 2012, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $28,227. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(i) Security transactions.  Security transactions are accounted for on a trade date basis.

2.  Investments

At February 29, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$26,546,311
Gross unrealized depreciation	(123,318)
Net unrealized appreciation	$26,422,993

At February 29, 2012, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
U.S. Treasury 2-Year Notes	10	6/12	$2,203,158	$2,202,344	$(814)
U.S. Treasury 5-Year Notes	24	6/12	2,961,265	2,956,125	(5,140)
U.S. Treasury Ultra Long-Term Bonds	10	6/12	1,577,783	1,572,500	(5,283)
					(11,237)
Contracts to Sell:
U.S. Treasury 10-Year Notes	13	3/12	1,682,559	1,706,453	(23,894)
U.S. Treasury 10-Year Notes	110	6/12	14,427,072	14,404,844	22,228
U.S. Treasury 30-Year Bonds	64	6/12	9,091,433	9,066,000	25,433
					23,767
Net unrealized gain on open futures contracts					$12,530

Notes to schedule of investments (unaudited) (continued)

At February 29, 2012, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED LOSS
Contracts to Sell:
Euro	Citibank, N.A.	404,000	$538,435	5/16/12	$(11,397)
Euro	Citibank, N.A.	1,227,000	1,635,296	5/16/12	(16,830)
Net unrealized loss on open forward foreign currency contracts					$(28,227)

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at February 29, 2012.

	Futures Contracts		Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Unrealized Depreciation	Total
Interest Rate Risk	$47,661	$(35,131)	—	$12,530
Foreign Exchange Risk	—	—	$(28,227)	(28,227)
Total	$47,661	$(35,131)	$(28,227)	$(15,697)

During the period ended February 29, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$5,990,896
Futures contracts (to sell)	25,724,832
Forward foreign currency contracts (to sell)	2,152,996

Average Notional Balance
Credit default swap contracts (to sell protection)†	$340,000

†At February 29, 2012, there were no open positions held in this derivative.

4. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”).  ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

ITEM 2.                  CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                  EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Investment Grade Defined Opportunity Trust Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date: April 25, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date: April 25, 2012

By	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: April 25, 2012